UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2020

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD-LOOKING STATEMENTS

This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K, as amended from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) risks relating to Fifth Third’s ability to realize the anticipated benefits of the merger with MB Financial, Inc.; (36) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (37) potential dilution from future acquisitions; (38) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (39) results of investments or acquired entities; (40) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (41) inaccuracies or other failures from the use of models; (42) effects of critical accounting policies and judgments or the use of inaccurate estimates; (43) weather-related events, other natural disasters, or health emergencies; and (44) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On July 29, 2020, Fifth Third Bancorp (“Fifth Third”) filed a Certificate of Amendment to its Amended Articles of Incorporation, as amended, of Fifth Third for the purpose of fixing the designations, preferences, limitations and relative rights of the 4.500% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series L no par value, $25,000 liquidation preference per share (“Series L Preferred Stock”). The Certificate of Amendment became effective upon filing, and a copy of the Certificate of Amendment is filed as Exhibit 4.1 to this Form 8-K.

Item 8.01 Other Events

Offering of Depositary Shares Representing Series L Preferred Stock. On July 30, 2020 Fifth Third closed the sale of 350,000 depositary shares, $1,000 liquidation preference per depositary share (“Depositary Shares”), each representing a 1/25th ownership interest in a share of Series L Preferred Stock (the “Depositary Shares Offering”). The net proceeds from the Depositary Shares Offering after estimated expenses and underwriting discounts to be paid by Fifth Third totaled approximately $345,710,320.

On July 27, 2020, Fifth Third entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Fifth Third Securities, Inc., and RBC Capital Markets, LLC, as representatives of the several underwriters, for the Depositary Shares Offering.

The Depositary Shares Offering is described in Fifth Third’s prospectus supplement dated July 27, 2020, together with the related prospectus dated March 28, 2019, filed with the Securities and Exchange Commission under Rule 424(b) on July 29, 2020.

The following documents are being filed with this Form 8-K: (i) the Underwriting Agreement as Exhibit 1.1; (ii) the Deposit Agreement dated as of July 30, 2020 among Fifth Third Bancorp, as issuer, and American Stock Transfer & Trust Company, LLC, as depositary, transfer agent and registrar, and the holders from time to time of depositary receipts issued thereunder as Exhibit 4.3; (iii) the form of Certificate representing shares of Series L Preferred Stock as Exhibit 4.2; (iv) the form of Depositary Receipt as Exhibit 4.4; and (v) the related legal opinion as Exhibit 5.1.

The Underwriting Agreement contains various representations, warranties and agreements by Fifth Third, conditions to closing, indemnification rights and obligations of the parties, and termination provisions.

The Deposit Agreement sets forth the various rights and obligations of the parties thereto and establishes the relationships between the issuer, the depositary, the transfer agent and registrar.

The descriptions of the Underwriting Agreement, the Deposit Agreement and the Certificate of Amendment to Fifth Third’s Amended Articles of Incorporation, as amended, and other documents relating to this transaction do not purport to be complete and are qualified in their entirety by reference to the full text of such securities and documents, forms or copies of which are attached hereto as exhibits and are incorporated herein by reference.

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The Depositary Shares being sold in the Depositary Shares Offering and the related shares of Series L Preferred Stock were registered by Fifth Third pursuant to an automatic shelf registration statement on Form S-3 (SEC File No. 333-230568) filed with the Securities and Exchange Commission on March 28, 2019.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibits below relate to Registration Number 333-230568 on Form S-3 of Fifth Third Bancorp and are filed herewith for incorporation by reference in such Registration Statement:

1.1 – Underwriting Agreement dated as of July 27, 2020 among Fifth Third Bancorp, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Fifth Third Securities, Inc., and RBC Capital Markets, LLC.

4.1 – Certificate of Amendment to the Amended Articles of Incorporation, as amended, of Fifth Third Bancorp with respect to its 4.500% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series L.

4.2 – Form of Certificate Representing the 4.500% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series L.

4.3 – Deposit Agreement dated as of July 30, 2020 among Fifth Third Bancorp, as issuer, and American Stock Transfer & Trust Company, LLC, as depositary, transfer agent and registrar, and the holders from time to time of depositary receipts issued thereunder.

4.4 – Form of Depositary Receipt (included as Exhibit A to Exhibit 4.3).

5.1 – Opinion of Graydon Head & Ritchey LLP regarding legality of Depositary Shares and Series L Preferred Stock.

23.1 – Consent of Graydon Head & Ritchey LLP (included in opinion filed as Exhibit 5.1).

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

Date: July 30, 2020	/s/ Tayfun Tuzun
Tayfun Tuzun
Executive Vice President and Chief Financial Officer